united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23128

Centerstone Investors Trust

(Exact name of registrant as specified in charter)

135 5th Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

Philip Santopadre, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-503-5789

Date of fiscal year end: 3/31

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

CENTERSTONE INVESTORS

2020 ANNUAL REPORT

March 31, 2020

CENTERSTONE INVESTORS FUND

CLASS I	CLASS A	CLASS C
CENTX	CETAX	CENNX

CENTERSTONE INTERNATIONAL FUND

CLASS I	CLASS A	CLASS C
CINTX	CSIAX	CSINX

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.centerstoneinv.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers, if any, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Centerstone Funds. This and other important information about the Funds are contained in the prospectus, which can be obtained by calling 877.314.9006. The prospectus should be read carefully before investing.

The Centerstone Funds are distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC. Centerstone Investors, LLC is not affiliated with Northern Lights Distributors, LLC.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020

TABLE OF CONTENTS

3	CENTERSTONE’S DISTINCT INVESTMENT APPROACH

4	CENTERSTONE’S OPERATING PRINCIPLES

5	CENTERSTONE’S GUIDELINES TO INTELLIGENT INVESTING

6	SHAREHOLDER LETTER

CENTERSTONE INVESTORS FUND

10	Centerstone Investors Fund Overview

12	Portfolio of Investments

CENTERSTONE INTERNATIONAL FUND

18	Centerstone International Fund Overview

20	Portfolio of Investments

24	STATEMENTS OF ASSETS AND LIABILITIES

26	STATEMENTS OF OPERATIONS

27	STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

30	Centerstone Investors Fund

32	Centerstone International Fund

34	NOTES TO FINANCIAL STATEMENTS

60	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

62	FUNDS’ EXPENSES

64	SUPPLEMENTAL INFORMATION

72	PRIVACY NOTICE

74	TRUSTEES & OFFICERS

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	1

2	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE’S DISTINCT INVESTMENT APPROACH
(Unaudited)

Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not “equity” analysts. Business analysis is a more holistic approach which includes the entirety of a firm’s capital structure and allows us, in our opinion, to more accurately gauge the prospects for impairment in business value.

“Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not ‘equity’ analysts.”

As the name of the firm states, we are investors, which implies a long-term time horizon. Since most peers operate on an annual cycle, they attempt to maximize short-term gains. Being privately owned with an employee ownership culture allows us, in our opinion, to more effectively align our interests with our investors.

We define risk simply as the chance for permanent loss of capital. Our distinct investment approach seeks to minimize losses at a portfolio level by trying to have adequate diversification of risks. We will default to cash and high quality bonds in the absence of qualifying investments. It is our belief that our risk management techniques on a security-level and portfolio-level attempt to address the risk most commonly defined by shareholders: volatility.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	3

CENTERSTONE’S OPERATING PRINCIPLES
(Unaudited)

TIME HORIZON

♦	Long-term investment horizon

♦	Emphasis on long-term earnings power, rather than current earnings

MARGIN OF SAFETY AND INTRINSIC VALUE

♦	Invest in a security after we have determined that the market price is lower than its intrinsic value, the difference being our margin of safety

♦	Margin of safety affords us a cushion to potentially avoid paying more than its intrinsic value

SEEK TO MANAGE RISK THROUGH BOTTOM-UP RESEARCH

♦	In our opinion, it is important to avoid highly leveraged businesses, specifically because they are more exposed to an impairment of value during periods of industry or economic distress

♦	Focus our efforts on understanding the likelihood of a change in the earnings power of a business due to changing competitive dynamics, technological challenges and regulations, among other factors

♦	In most cases, we will avoid shareholder-unfriendly businesses as it relates to management’s capital allocation decisions

GENERAL MARKET RISK WITHIN A BOTTOM-UP APPROACH

♦	In environments with an insufficient margin of safety, fully invested portfolio mandates can become too exposed to the risk of loss by owning potentially overvalued securities, while a more flexible policy may help to reduce that risk by holding a reserve in cash and high quality debt instruments

4	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

(Unaudited)

CENTERSTONE'S GUIDELINES TO INTELLIGENT INVESTING

A long-term time horizon and the avoidance of permanent capital loss are the keys to a successful investment strategy

Business quality, balance sheet quality, and management quality are as important as price in considering the difference between an investment and speculation

The flexibility to hold reserves is an important tool in the event that bottom-up search yields few opportunities

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	5

Abhay Deshpande, CFA CHIEF INVESTMENT OFFICER	DEAR FELLOW CENTERSTONE SHAREHOLDERS,

Reflecting on our fiscal year ended March 31, 2020, the focus is clearly on the latter part of the year. Brexit, the Hong Kong protests, the US-China trade war and the impeachment saga all seem like distant memories in the midst of the Coronavirus (COVID-19) pandemic and its associated economic fallout.

From an investment performance standpoint, this fiscal year has been disappointing. Up until the stock market peak on February 19th our equity returns, though positive, could have been better. And since the rapid drop in the markets, our global value-oriented approach has not provided any cushion. Even our positioning away from index concentration risk has done little to shield the Funds. Before the pandemic, I was optimistic that the right set of conditions was finally in place to begin the healing process for international value stocks. European governments seemed poised to adopt more accommodative fiscal policies, Brexit had reached a resolution and US-China trade tensions were beginning to ease. The economic cycle also remained fundamentally healthy and thus even after the initial COVID-19 outbreak in China, a quick recovery appeared to be the most likely outcome. But no economic cycle is healthy enough to overcome the global cessation of all business activity that has been adopted to mitigate the spread of COVID-19. At the same time, the combination of leveraged sellers, ETFs and volatility-driven quantitative models proved incredibly difficult to diversify against. Even insulated businesses saw intraday stock price gyrations of up to 50%. These wild swings do not seem fundamentally driven, or even rational.

THREE DISTINCT INVESTMENT THEMES

In the meantime, I saw valuations fall to levels that I did not even see in the 2008/2009 Global Financial Crisis. We now have a number of “crossover stocks” in the portfolios, as was also the case during the Asian Financial Crisis in the late 1990s. The “crossover” occurs when the price to earnings ratio of a stock falls below its dividend yield. Provided that the dividend is secure, this has signaled fire sale prices in the past.

6	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

SHAREHOLDER LETTER
March 31, 2020

Even against the bleary backdrop, we believe our portfolios are designed to withstand severe economic shocks. The leading edge of the portfolios is mostly comprised of long duration franchises with above-average earnings and dividend predictability. The large middle ground of the portfolios is mostly comprised of long duration franchises with secure intrinsic values but uncertain near-term earnings prospects. Finally, we retain a tail of extremely cheap stocks with more uncertainty regarding the timing of their recovery. The common theme is that, with few exceptions, the businesses we have invested in are well-capitalized and their market positions are either secure or even being enhanced by the sudden change in the competitive environment.

Granted, prices may drop even lower in the extreme, but the portfolios are now the most undervalued they have been in recent memory and in general these valuations accompany the bleakest conditions. Although every crisis is different, there eventually is a recovery and things seldom get as bad as prices would imply. This too shall pass.

While the Funds’ recent performance has been disappointing, we are now fully invested and excited about the future prospects for a portfolio trading at historically depressed valuations. In the meantime, please know that I am personally feeling the impact of the portfolios’ current disappointing performance, as I have the bulk of my liquid net worth invested across the two Funds.

However, I believe in our strategy of a mix of investments with secure intrinsic values, some, but not all, with uncertain near-term earnings prospects and a few extremely inexpensive investments with more risk around the timing of their recovery. We believe this balanced strategy of three distinct investment themes should, although there are no guarantees, enable our Funds to perform well going forward and justify your investment in us.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	7

DISCUSSION OF FUND PERFORMANCE

CENTERSTONE INVESTORS FUND

For the fiscal year ended March 31, 2020, the Centerstone Investors Fund Class I shares (CENTX) returned -21.46%, Class A shares (CETAX) returned -21.63% and Class A shares with a sales charge (CETAX) returned -25.57% compared with -11.25% for the MSCI ACWI Index and -10.39% for the MSCI World Index. The Fund’s reserves* made up 12.44% of the portfolio on average for the fiscal year and 2.72% of the portfolio as of March 31, 2020.

During the fiscal year, the Centerstone Investors Fund’s five largest contributors to performance were SPDR Gold (United States, Gold ETF), Merlin Entertainments (United Kingdom, Foreign Equity, Consumer Discretionary), Vopak (Netherlands, Foreign Equity, Energy), Scotts Miracle-Gro (United States, US Equity, Materials) and Air Liquide (France, Foreign Equity, Materials), collectively adding 1.80% to performance. The five largest detractors were Coast Capital Mercury Fund LP (United Kingdom, Private Fund, Industrials), NOW (United States, US Equity, Industrials), Bangkok Bank (Thailand, Foreign Equity, Financials), Mohawk Industries (United States, US Equity, Consumer Discretionary) and Genting (Malaysia, Foreign Equity, Consumer Discretionary), collectively subtracting 5.97% from performance.

CENTERSTONE INTERNATIONAL FUND

For the fiscal year ended March 31, 2020, the Centerstone International Fund Class I shares (CINTX) returned -25.70%, Class A shares (CSIAX) returned -25.84% and Class A shares with a sales charge (CSIAX) returned -29.57% compared with -15.57% for the MSCI ACWI Ex-US Index and -14.38% for the MSCI EAFE Index. The Fund’s reserves* made up 9.90% of the portfolio on average for the fiscal year and 0% of the portfolio as of March 31, 2020.

During the fiscal year, the Centerstone International Fund’s five largest contributors to performance were Merlin Entertainments (United Kingdom, Foreign Equity, Consumer Discretionary), Vopak (Netherlands, Foreign Equity, Energy), Air Liquide (France, Foreign Equity, Materials), Nagaileben

8	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

SHAREHOLDER LETTER
March 31, 2020

(Japan, Foreign Equity, Health Care) and Roche (Switzerland, Foreign Equity, Health Care), collectively adding 2.15% to performance. The five largest detractors were Coast Capital Mercury Fund LP (United Kingdom, Private Fund, Industrials), Bangkok Bank (Thailand, Foreign Equity, Financials), Genting (Malaysia, Foreign Equity, Consumer Discretionary), Kerry Logistics (Hong Kong, Foreign Equity, Industrials) and ISS (Denmark, Foreign Equity, Industrials), collectively subtracting -8.78% from performance

We will continue to work tirelessly to reward your trust. We wish you much health.

Sincerely,

Abhay Deshpande, CFA

CHIEF INVESTMENT OFFICER

*	Reserve positions are cash & cash equivalents, treasury securities and short-term high quality bonds.

The commentary represents the opinion of Centerstone Investors as of March 2020, and is subject to change based on market and other conditions. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Any statistics contained here have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the market performance of developed markets, excluding the US & Canada.

All indices provide total returns in US dollars with net dividends reinvested.

Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

5448-NLD-4/8/2020

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	9

CENTERSTONE INVESTORS FUND OVERVIEW (Unaudited)

Seeks to generate long-term growth of capital by investing across the globe	Global investments across industries, market capitalizations and capital structure	Invest in global equities and fixed income, with a bottom-up value approach. Weightings will vary depending on opportunities

					Since
PERFORMANCE	1 Month	3 Month	1 Year	3 Year	Inception*
Class I (CENTX)	–17.64%	–26.33%	–21.46%	–4.82%	–2.03%
Class A (CETAX)	–17.69	–26.33	–21.63	–5.05	–2.28
Class A (CETAX) with Sales Charge†	–21.83	–30.01	–25.57	–6.67	–3.56
Class C (CENNX)	–17.77	–26.48	–22.24	–5.75	–2.89
MSCI ACWI Index	–13.50	–21.36	–11.25	1.50	4.68
MSCI World Index	–13.23	–21.05	–10.39	1.92	4.88

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006. Investors are not able to invest directly in the indices referenced in the illustration above and unmanaged index returns do not reflect any fees, expenses or sales charges. Definitions for the indices can be found on page 11.

TOP 10 HOLDINGS§	% of Portfolio		% of Portfolio
Gold & Gold-Related (US)	6.42%	TC Energy (CAN)	2.54%
O’Reilly Automotive (US)	3.07	Israel Chemicals (ISR)	2.28
Air Liquide (FRA)	2.98	Wartsila (FIN)	2.21
Kerry Logistics (HKG)	2.85	Sonoco Products (US)	2.13
Vopak (NLD)	2.72	Colgate-Palmolive (US)	2.09
		TOTAL	29.29%

§	Holdings in cash, cash equivalents and short term instruments have been excluded.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

10	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CLASS I		CLASS A		CLASS C
CENTX	♦	CETAX	♦	CENNX
(Unaudited)

GROWTH OF A $10,000 INITIAL INVESTMENT

Fund inception date is May 3, 2016.

Returns for Class A shares include a maximum sales charge of 5.00%.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is not available for direct investment.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is not available for direct investment. All indices provide total returns in US dollars with net dividends reinvested.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

All indices provide total returns in US dollars with net dividends reinvested.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	11

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares	Security	Value
COMMON STOCK – 83.21%
CANADA – 2.50%
141,491	TC Energy Corp.	$6,288,824

CHILE – 1.95%
316,306	Cia Cervecerias Unidas SA	4,232,174
102,546,552	Vina San Pedro Tarapaca SA	670,345
		4,902,519
DENMARK – 1.35%
247,714	ISS A/S	3,388,857

FINLAND – 2.18%
752,163	Wartsila OYJ Abp (a)	5,492,636

FRANCE – 6.33%
57,921	Air Liquide SA	7,393,476
38,098	Eiffage SA	2,704,334
30,140	Schneider Electric SE	2,547,522
26,080	Sodexo SA	1,751,410
111,177	Cie Plastic Omnium SA	1,541,858
		15,938,600
GERMANY – 4.93%
136,213	Brenntag AG	4,948,913
90,322	Fraport AG Frankfurt Airport Services Worldwide	3,635,923
37,498	Hornbach Holding AG & Co. KGaA	1,568,610
91,081	Hamburger Hafen und Logistik AG	1,261,961
54,063	Norma Group SE	1,004,905
		12,420,312
HONG KONG – 5.70%
5,716,030	Kerry Logistics Network Ltd.	7,045,012
1,172,845	Hongkong Land Holdings Ltd.	4,398,169
898,823	Hysan Development Co. Ltd.	2,902,659
		14,345,840
INDONESIA – 1.44%
1,076,835	Gudang Garam Tbk PT	2,705,547
1,217,529	Indocement Tunggal Prakarsa Tbk PT	927,260
		3,632,807
IRELAND – 1.90%
99,333	Perrigo Co. PLC	4,776,924

See Accompanying Notes to Financial Statements.

12	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares	Security	Value
COMMON STOCK – 83.21% (continued)
ISRAEL – 2.23%
1,765,400	Israel Chemicals Ltd.	$5,622,574

JAPAN – 7.13%
143,051	Nagaileben Co. Ltd.*	3,507,763
229,275	Mitsubishi Estate Co. Ltd.	3,386,196
20,152	Shimano, Inc.	2,873,944
100,334	Aica Kogyo Co. Ltd.*	2,862,777
121,905	Sekisui Jushi Corp.*	2,222,206
14,896	FANUC Corp.	1,990,491
266,225	Ichiyoshi Securities Co. Ltd.*	1,097,400
		17,940,777
MALAYSIA – 1.90%
5,544,000	Genting Bhd.	4,795,228

NETHERLANDS – 2.68%
128,533	Koninklijke Vopak NV	6,749,290

SINGAPORE – 1.03%
427,369	Oversea-Chinese Banking Corp. Ltd.	2,589,399

SWEDEN – 2.95%
141,014	Loomis AB	2,854,515
593,403	Mekonomen AB*(a)	2,651,505
46,093	ICA Gruppen AB	1,925,093
		7,431,113
SWITZERLAND – 3.66%
46,810	Novartis AG	3,861,771
8,870	Roche Holding AG	2,853,852
46,796	Cie Financiere Richemont SA	2,501,427
		9,217,050
THAILAND – 3.13%
1,496,400	Bangkok Bank PCL	4,634,616
897,930	Siam City Cement PCL	3,237,625
		7,872,241
UNITED KINGDOM – 0.94%
6,045,162	Lloyds Banking Group PLC	2,363,371

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	13

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares	Security	Value
COMMON STOCK – 83.21% (continued)
UNITED STATES – 29.28%
25,158	O’Reilly Automotive, Inc.*	$7,573,816
113,673	Sonoco Products Co.	5,268,744
77,892	Colgate-Palmolive Co.	5,168,913
70,956	Chevron Corp.	5,141,472
46,330	Target Corp.	4,307,300
83,767	Henry Schein, Inc.*	4,231,909
30,204	3M Co.	4,123,148
109,650	Brunswick Corp.	3,878,320
22,462	Microsoft Corp.	3,542,482
13,956	WW Grainger, Inc.	3,468,066
42,391	Mohawk Industries, Inc.*	3,231,890
395,000	General Electric Co.	3,136,300
64,133	Emerson Electric Co.	3,055,937
370,243	Covetrus, Inc.*(a)	3,013,778
27,740	Scotts Miracle-Gro Co.	2,840,576
17,129	McDonald’s Corp.	2,832,280
439,033	NOW, Inc.*	2,265,410
270,940	PHI, Inc.*(b)(c)(d)	1,853,799
44,150	Dentsply Sirona, Inc.	1,714,344
12,811	Carlisle Cos., Inc.	1,604,962
27,023	CarMax, Inc.*(a)	1,454,648
		73,708,094

TOTAL COMMON STOCK (Cost – $275,308,139)		209,476,456

See Accompanying Notes to Financial Statements.

14	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2020

Principal	Security	Coupon	Maturity	Value
BONDS & NOTES – 2.60%
SWITZERLAND – 0.27%
$700,000	UBS Group Funding Switzerland AG,
	Quarterly US LIBOR +1.7800% (e)(f)	3.09%	4/14/2021	$685,548

UNITED STATES – 2.33%
2,083,000	American Electric Power Co., Inc.	2.15%	11/13/2020	2,067,599
1,700,000	Goldman Sachs Group, Inc.,
	Quarterly US LIBOR +1.6000% (f)	3.21%	11/29/2023	1,648,983
1,146,000	Wells Fargo & Co.,
	Quarterly US LIBOR +1.3400% (f)	2.59%	3/4/2021	1,126,050
713,000	O’Reilly Automotive, Inc.	4.88%	1/14/2021	708,524
318,000	O’Reilly Automotive, Inc.	4.63%	9/15/2021	305,829
				5,856,985
TOTAL BONDS & NOTES (Cost – $6,730,611)				6,542,533

Shares	Security	Value
EXCHANGE TRADED FUND – COMMODITY – 6.29%
107,027	SPDR Gold Shares*	15,845,347
TOTAL EXCHANGE TRADED FUND – COMMODITY (Cost – $13,140,508)		15,845,347

Principal	Security	Coupon	Maturity	Value
PREFERRED STOCK – 3.02%
196,003	Goldman Sachs Group, Inc.,
	Quarterly US LIBOR +0.7500% (a)(f)	4.00%	Perpetual	3,865,179
185,458	Bank of America Corp.,
	Quarterly US LIBOR +0.5000% (a)(f)	4.00%	Perpetual	3,736,979
TOTAL PREFERRED STOCK (Cost – $8,599,376)				7,602,158

Shares	Security	Value
PRIVATE INVESTMENT FUND – 1.97%
8,389,676	Coast Capital Mercury Fund LP*(b)(g)	4,966,688
TOTAL PRIVATE INVESTMENT FUND (Cost – $11,100,000)		4,966,688

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	15

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares	Security	Value
REAL ESTATE INVESTMENT TRUSTS – 0.98%
204,068	Monmouth Real Estate Investment Corp.	$2,459,020
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost – $3,100,105)		2,459,020

SHORT-TERM INVESTMENTS – 3.86%
INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL – 3.82%
9,609,096	State Street Navigator Securities Lending Government
	Money Market Portfolio, 0.24% (h)(i)	9,609,096
MONEY MARKET FUND – 0.04%
109,835	State Street Institutional Treasury Plus Money Market Fund,
	Trust Class, 0.29% (h)	109,835
TOTAL SHORT-TERM INVESTMENTS (Cost – $9,718,931)		9,718,931

TOTAL INVESTMENTS – 101.93% (Cost – $327,697,670)		$256,611,133
LIABILITIES IN EXCESS OF OTHER ASSETS – (1.93)%		(4,849,703)
NET ASSETS – 100.00%		$251,761,430

LP:	Limited Partnership

PCL:	Public Company Limited

PLC:	Public Limited Company

*	Non-income producing security

(a)	Security, or a portion of the security, is out on loan at March 31, 2020. Total Loaned securities had a value of $9,200,282 at March 31, 2020.

(b)	Security fair valued as of March 31, 2020, in accordance the with the procedures approved by the Board of Trustees. Total value of all such securities as March 31, 2020, amounted to $6,820,487, which represents approximately 2.71% of the net assets of the Fund. FirstGroup PLC (a security traded on the London Stock Exchange) is the only underlying holding of Coast Capital Mercury Fund LP.

(c)	All or a portion is a restricted security.

(d)	Illiquid security. As of March 31, 2020, represented 0.74% of Total Net Assets.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $685,548 or 0.27% of net assets.

(f)	Floating rate security.

(g)	Withdrawals may be subject to an early redemption fee of 3% on redemptions made within 12 months to 24 months of their contribution date.

(h)	Interest rate reflects seven-day effective yield on March 31, 2020.

(i)	The loaned securities were secured with short-term investment cash collateral of $9,609,096.

See Accompanying Notes to Financial Statements.

16	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2020

As of March 31, 2020 the following Forward Foreign Currency Contracts were open:

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS

			Local
			Currency		US $
			Amount		Value at	Unrealized
Foreign	Settlement		Purchased/	US $	March 31,	Appreciation/
Currency	Date	Counterparty	Sold	Equivalent	2020	(Depreciation)*
To Sell:
Canadian Dollar	4/1/2020	State Street Bank	1,286,135	$907,905	$913,903	$(5,998)
Euro	4/1/2020	State Street Bank	875,792	965,018	965,912	(894)
Euro	4/2/2020	State Street Bank	1,562,114	1,719,138	1,722,857	(3,719)
Euro	9/14/2020	State Street Bank	12,000,000	13,770,504	13,309,562	460,942
Hong Kong Dollar	4/2/2020	State Street Bank	5,555,803	716,571	716,623	(52)
Japanese Yen	4/1/2020	State Street Bank	10,622,252	98,247	98,789	(542)
Japanese Yen	4/2/2020	State Street Bank	10,230,639	94,557	95,147	(590)
Swedish Krona	4/1/2020	State Street Bank	4,035,666	400,616	407,950	(7,334)
Swedish Krona	4/2/2020	State Street Bank	986,638	99,239	99,736	(497)
Thai Baht	4/2/2020	State Street Bank	6,560,346	200,316	199,904	412
				$18,972,111	$18,530,383	$441,728

*	The amount represents fair value derivative instruments subject to foreign currency risk exposure as of March 31, 2020.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	17

CENTERSTONE INTERNATIONAL FUND OVERVIEW (Unaudited)

Seeks to generate long-term growth of capital by investing across international markets, including developed and emerging	Non-US investments across industries, market capitalizations and capital structure	Invest majority of assets in foreign equities with flexibility to invest in fixed income, with a bottom-up value approach

					Since
PERFORMANCE	1 Month	3 Month	1 Year	3 Year	Inception*
Class I (CINTX)	–19.39%	–29.63%	–25.70%	–7.20%	–3.62%
Class A (CSIAX)	–19.39	–29.69	–25.84	–7.42	–3.81
Class A (CSIAX) with Sales Charge†	–23.42	–33.22	–29.57	–9.00	–5.07
Class C (CSINX)	–19.39	–29.78	–26.39	–8.12	–4.43
MSCI ACWI ex-US Index	–14.48	–23.36	–15.57	–1.96	1.42
MSCI EAFE Index	–13.35	–22.83	–14.38	–1.82	1.05

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006. Investors are not able to invest directly in the indices referenced in the illustration above and unmanaged index returns do not reflect any fees, expenses or sales charges. Definitions for the indices can be found on page 19.

TOP 10 HOLDINGS§	% of Portfolio		% of Portfolio
Kerry Logistics (HKG)	5.03%	Wartsila (FIN)	3.69%
Israel Chemicals (ISR)	4.51	Vopak (NLD)	3.69
Air Liquide (FRA)	4.41	Bangkok Bank (THA)	3.57
Gold & Gold-Related (US)	4.08	Genting (MYS)	3.54
TC Energy (CAN)	4.01	Coast Capital Mercury Fund LP (GBR)^	3.44
		TOTAL	39.97%

§	Holdings in cash, cash equivalents and short term instruments have been excluded.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

^	FirstGroup PLC (a security traded on the London Stock Exchange) is the main underlying holding of Coast Capital Mercury Fund LP.

18	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CLASS I		CLASS A		CLASS C
CINTX	♦	CSIAX	♦	CSINX
(Unaudited)

GROWTH OF A $10,000 INITIAL INVESTMENT

Fund inception date is May 3, 2016.

Returns for Class A shares include a maximum sales charge of 5.00%.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The index is not available for direct investment.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the market performance of developed markets, excluding the US & Canada. The index is not available for direct investment.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

All indices provide total returns in US dollars with net dividends reinvested.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	19

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares	Security	Value
COMMON STOCK – 89.00%
CANADA – 3.87%
69,152	TC Energy Corp.	$3,073,586

CHILE – 3.43%
161,949	Cia Cervecerias Unidas SA	2,166,878
84,677,397	Vina San Pedro Tarapaca SA	553,534
		2,720,412
DENMARK – 2.20%
127,655	ISS A/S*	1,746,387

FINLAND – 3.56%
387,111	Wartsila OYJ Abp (a)	2,826,860

FRANCE – 9.98%
26,467	Air Liquide SA	3,378,449
19,270	Eiffage SA	1,367,855
14,630	Schneider Electric SE	1,236,571
14,718	Sodexo SA	988,391
68,396	Cie Plastic Omnium SA	948,550
		7,919,816
GERMANY – 8.61%
67,099	Brenntag AG	2,437,852
45,621	Fraport AG Frankfurt Airport Services Worldwide	1,836,479
27,460	Hornbach Holding AG & Co. KGaA	1,148,702
66,891	Hamburger Hafen und Logistik AG	926,800
25,957	Norma Group SE	482,480
		6,832,313
HONG KONG – 9.14%
3,112,773	Kerry Logistics Network Ltd.	3,836,495
570,652	Hongkong Land Holdings Ltd.	2,139,945
394,977	Hysan Development Co. Ltd.	1,275,539
		7,251,979
INDONESIA – 2.53%
587,965	Gudang Garam Tbk PT	1,477,261
692,146	Indocement Tunggal Prakarsa Tbk PT	527,133
		2,004,394
IRELAND – 2.74%
45,166	Perrigo Co. PLC	2,172,033

See Accompanying Notes to Financial Statements.

20	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares	Security	Value
COMMON STOCK – 89.00% (continued)
ISRAEL – 4.33%
1,079,127	Israel Chemicals Ltd.	$3,436,882

JAPAN – 10.61%
66,524	Nagaileben Co. Ltd.*	1,631,239
103,558	Mitsubishi Estate Co. Ltd.	1,529,464
69,445	Sekisui Jushi Corp.*	1,265,913
41,181	Aica Kogyo Co. Ltd.*	1,174,996
7,138	Shimano, Inc.	1,017,974
7,414	FANUC Corp.	990,702
195,975	Ichiyoshi Securities Co. Ltd.*	807,824
		8,418,112
MALAYSIA – 3.39%
3,104,000	Genting Bhd.	2,684,774

NETHERLANDS – 3.56%
53,817	Koninklijke Vopak NV	2,825,940

SINGAPORE – 1.33%
173,901	Oversea-Chinese Banking Corp. Ltd.	1,053,654

SWEDEN – 5.41%
375,419	Mekonomen AB*	1,677,486
68,126	Loomis AB	1,379,060
29,531	ICA Gruppen AB	1,233,374
		4,289,920
SWITZERLAND – 6.84%
45,216	Cie Financiere Richemont SA	2,416,970
20,356	Novartis AG	1,679,346
4,131	Roche Holding AG	1,329,116
		5,425,432
THAILAND – 5.85%
880,300	Bangkok Bank PCL	2,726,445
531,934	Siam City Cement PCL	1,917,970
		4,644,415
UNITED KINGDOM – 1.62%
3,293,598	Lloyds Banking Group PLC	1,287,641

TOTAL COMMON STOCK (Cost – $97,748,924)		70,614,550

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	21

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
March 31, 2020

Shares	Security	Value
EXCHANGE TRADED FUND – COMMODITY – 3.92%
21,003	SPDR Gold Shares*	$3,109,494
TOTAL COMMODITY (Cost – $2,623,539)		3,109,494

PRIVATE INVESTMENT FUND – 3.31%
4,435,630	Coast Capital Mercury Fund LP*(b)(c)	2,625,893
TOTAL PRIVATE INVESTMENT FUND (Cost – $5,900,000)		2,625,893

SHORT-TERM INVESTMENTS – 3.70%
INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL – 3.70%
2,940,110	State Street Navigator Securities Lending Government
	Money Market Portfolio, 0.24% (d)(e)	2,940,110
TOTAL SHORT-TERM INVESTMENTS (Cost – $2,940,110)		2,940,110

TOTAL INVESTMENTS – 99.93% (Cost – $109,212,573)		$79,290,047
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.07%		56,718
NET ASSETS – 100.00%		$79,346,765

LP:	Limited Partnership

PCL:	Public Company Limited

PLC:	Public Limited Company

*	Non-income producing security

(a)	Security, or a portion of the security, is out on loan at March 31, 2020. Total Loaned securities had a value of $2,795,964 at March 31, 2020.

(b)	Security fair valued as of March 31, 2020, in accordance the with the procedures approved by the Board of Trustees. Total value of all such securities as March 31, 2020, amounted to $2,625,893, which represents approximately 3.31% of the net assets of the Fund. FirstGroup PLC (a security traded on the London Stock Exchange) is the main underlying holding of Coast Capital Mercury Fund LP.

(c)	Withdrawals may be subject to an early redemption fee of 3% on redemptions made within 12 months to 24 months of their contribution date.

(d)	Interest rate reflects seven-day effective yield on March 31, 2020.

(e)	The loaned securities were secured with short-term investment cash collateral of $2,940,110.

See Accompanying Notes to Financial Statements.

22	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
March 31, 2020

As of March 31, 2020 the following Forward Foreign Currency Contracts were open:

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS

			Local
			Currency		US $
			Amount		Value at	Unrealized
Foreign	Settlement		Purchased/	US $	March 31,	Appreciation/
Currency	Date	Counterparty	Sold	Equivalent	2020	(Depreciation)*
To Sell:
Canadian Dollar	4/1/2020	State Street Bank	588,108	$415,155	$417,898	$(2,743)
Euro	4/1/2020	State Street Bank	663,198	730,765	731,442	(677)
Euro	4/2/2020	State Street Bank	1,033,501	1,137,389	1,139,849	(2,460)
Euro	9/14/2020	State Street Bank	7,000,000	8,032,128	7,763,911	268,217
Hong Kong Dollar	4/1/2020	State Street Bank	3,012,133	388,475	388,525	(50)
Hong Kong Dollar	4/2/2020	State Street Bank	2,513,597	324,196	324,220	(24)
Japanese Yen	4/1/2020	State Street Bank	162,437,939	1,502,413	1,510,699	(8,286)
Japanese Yen	4/2/2020	State Street Bank	7,530,887	69,604	70,038	(434)
Singapore Dollar	4/1/2020	State Street Bank	257,636	180,645	181,261	(616)
Swedish Krona	4/1/2020	State Street Bank	3,007,862	298,587	304,053	(5,466)
Swedish Krona	4/2/2020	State Street Bank	959,568	96,516	96,999	(483)
				$13,175,873	$12,928,895	$246,978

*	The amount represents fair value derivative instruments subject to foreign currency risk exposure as of March 31, 2020.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	23

CENTERSTONE INVESTORS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2020

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Assets:
Investments in securities, at cost	$327,697,670	$109,212,573
Investments in securities, at value ‡	$256,611,133	$79,290,047
Foreign currency, at value (Cost $438,436 and $574,335, respectively)	439,899	574,371
Interest and dividends receivable	672,755	365,763
Foreign tax reclaim receivable	589,286	444,968
Receivable for securities sold	10,294,765	6,040,252
Receivable for fund shares sold	598,868	16,695
Unrealized appreciation on open forward foreign currency contracts	461,354	268,217
Prepaid expenses and other assets	30,431	30,780
Total Assets	269,698,491	87,031,093

Liabilities:
Due to custodian	—	4,174,088
Collateral on securities loaned (see Note 2)	9,609,096	2,940,110
Payable for securities purchased	5,182,127	90,421
Payable for fund shares redeemed	2,727,172	312,742
Unrealized depreciation on open forward foreign currency contracts	19,626	21,239
Payable to advisor	218,076	45,274
Payable for shareholder servicing fees	49,896	9,813
Payable for distribution fees	15,038	5,936
Payable for trustee fees	28,367	20,279
Payable for custody fees	14,513	13,211
Accrued expenses and other liabilities	73,150	51,215
Total Liabilities	17,937,061	7,684,328

Net Assets	$251,761,430	$79,346,765

Net Assets consist of:
Paid in capital (par value $0.001 per share)	$341,538,791	$125,491,269
Accumulated losses	(89,777,361)	(46,144,504)
Net Assets	$251,761,430	$79,346,765

‡	Includes $9,200,282 and $2,795,964 of securities out on loan, respectively.

See Accompanying Notes to Financial Statements.

24	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2020

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Net Asset Value Per Share
Class I Shares:
Net Assets	$221,360,303	$65,731,693
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	25,761,065	8,234,138
Net asset value, offering and redemption price per share*	$8.59	$7.98

Class A Shares:**
Net Assets	$18,763,955	$11,918,736
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,191,671	1,493,683
Net asset value, and redemption price per share*	$8.56	$7.98
Offering price per share (NAV per share plus maximum sales charge of 5%)	$9.01	$8.40

Class C Shares:
Net Assets	$11,637,172	$1,696,336
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,373,616	214,771
Net asset value, offering and redemption price per share*	$8.47	$7.90
Redemption proceeds per share (NAV per share less maximum contigent deferred sales charge)^	$8.39	$7.82

*	Each Fund will deduct a 2.00% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase.

**	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.

^	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	25

CENTERSTONE INVESTORS
STATEMENTS OF OPERATIONS
Year ended March 31, 2020

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Investment Income:
Interest income	$913,186	$334,172
Dividend income	8,656,474	4,984,807
Securities lending income	8,873	3,034
Less: Foreign withholding taxes	(789,341)	(593,467)
Total Investment Income	8,789,192	4,728,546

Operating Expenses:
Investment advisory fees	3,584,522	1,661,352
Distribution fees - Class A Shares	78,874	44,784
Distribution fees - Class C Shares	162,280	82,059
Shareholder servicing fees	400,015	245,456
Administration fees	173,417	92,989
Trustees’ fees	115,033	81,178
Custodian fees	108,012	92,634
Legal fees	100,377	70,602
Registration & filing fees	60,163	60,163
Chief Compliance Officer fees	45,687	28,122
Others expenses	87,006	65,035
Total Operating Expenses	4,915,386	2,524,374
Less: Fees waived by the advisor	(296,599)	(370,304)
Net Operating Expenses	4,618,787	2,154,070
Net Investment Income	4,170,405	2,574,476

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	(15,713,776)	(15,120,448)
Forward foreign currency contracts	(44,894)	(92,174)
Securities sold short	651,918	351,033
	(15,106,752)	(14,861,589)
Net change in unrealized appreciation (depreciation) from:
Investments	(72,194,831)	(23,659,768)
Foreign currency translations	7,502	7,351
Forward foreign currency contracts	450,365	256,142
	(71,736,964)	(23,396,275)

Net Realized and Unrealized Loss	(86,843,716)	(38,257,864)

Net Decrease in Net Assets Resulting From Operations	$(82,673,311)	$(35,683,388)

See Accompanying Notes to Financial Statements.

26	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS
STATEMENTS OF CHANGES IN NET ASSETS

	Centerstone		Centerstone
	Investors Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2020	2019	2020	2019
Operations:
Net investment income	$4,170,405	$4,370,986	$2,574,476	$2,498,475
Net realized gain (loss) from investments, forward foreign currency contracts and securities sold short	(15,106,752)	5,628,510	(14,861,589)	2,233,849
Net change in unrealized depreciation on investments foreign currency translations and forward foreign currency contacts	(71,736,964)	(10,722,411)	(23,396,275)	(12,226,361)

Net Decrease in Net Assets Resulting From Operations	(82,673,311)	(722,915)	(35,683,388)	(7,494,037)

Distributions to Shareholders From:
Total Distributions Paid
Class I	(7,776,982)	(10,231,138)	(3,472,304)	(5,354,962)
Class A	(662,664)	(1,049,112)	(317,494)	(687,739)
Class C	(208,716)	(381,496)	(92,960)	(181,125)

Total Distributions to Shareholders	(8,648,362)	(11,661,746)	(3,882,758)	(6,223,826)

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	27

CENTERSTONE INVESTORS
STATEMENTS OF CHANGES IN NET ASSETS

	Centerstone		Centerstone
	Investors Fund		International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2020	2019	2020	2019
Fund Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	68,699,704	167,665,618	31,553,309	111,529,235
Class A	5,709,322	26,567,854	2,759,784	22,793,901
Class C	3,498,643	11,135,640	803,622	7,790,312
Reinvestment of distributions
Class I	6,431,054	8,802,053	2,996,291	4,742,589
Class A	655,008	1,045,243	314,069	675,457
Class C	200,173	368,478	84,865	170,425
Redemption fee proceeds
Class I	23,714	11,484	1,045	19,841
Class A	2,134	1,230	117	3,133
Class C	1,100	485	53	913
Cost of shares redeemed
Class I	(121,372,944)	(81,063,288)	(103,581,330)	(71,902,930)
Class A	(13,684,872)	(23,197,896)	(7,192,839)	(23,780,762)
Class C	(3,992,906)	(3,516,557)	(7,256,640)	(3,778,800)

Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(53,829,870)	107,820,344	(79,517,654)	48,263,314

Total Increase (Decrease) in Net Assets	(145,151,543)	95,435,683	(119,083,800)	34,545,451

Net Assets:
Beginning of Year	396,912,973	301,477,290	198,430,565	163,885,114
End of Year	$251,761,430	$396,912,973	$79,346,765	$198,430,565

See Accompanying Notes to Financial Statements.

28	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	29

CENTERSTONE INVESTORS FUND
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from			Less
		investment operations:			distributions:
			Net	Total
	Net	Net	realized	income	From
	asset	invest-	and	(loss) from	net	From
	value,	ment	unreal-	invest-	invest-	net	Total
	beginning	income	ized gain	ment	ment	realized	distribu-
	of period	(loss)**	(loss)	operations	income	gains	tions
Class I
Year Ended March 31, 2020	$11.18	0.12	(2.46)	(2.34)	(0.16)	(0.09)	(0.25)
Year Ended March 31, 2019	$11.55	0.14	(0.16)	(0.02)	(0.12)	(0.23)	(0.35)
Year Ended March 31, 2018	$10.64	0.10	0.94	1.04	(0.05)	(0.08)	(0.13)
Period Ended March 31, 2017*	$10.00	0.07	0.63	0.70	(0.05)	(0.01)	(0.06)

Class A
Year Ended March 31, 2020	$11.14	0.09	(2.45)	(2.36)	(0.13)	(0.09)	(0.22)
Year Ended March 31, 2019	$11.51	0.12	(0.16)	(0.04)	(0.10)	(0.23)	(0.33)
Year Ended March 31, 2018	$10.62	0.07	0.94	1.01	(0.04)	(0.08)	(0.12)
Period Ended March 31, 2017*	$10.00	0.04	0.64	0.68	(0.05)	(0.01)	(0.06)

Class C
Year Ended March 31, 2020	$11.03	0.01	(2.43)	(2.42)	(0.05)	(0.09)	(0.14)
Year Ended March 31, 2019	$11.43	0.02	(0.15)	(0.13)	(0.04)	(0.23)	(0.27)
Year Ended March 31, 2018	$10.59	(0.03)	0.96	0.93	(0.01)	(0.08)	(0.09)
Period Ended March 31, 2017*	$10.00	0.01	0.64	0.65	(0.05)	(0.01)	(0.06)

*	The Fund’s inception date is May 3, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	Not annualized.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

30	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

				Ratios/					Ratios of net invest-
				Supplemen-	Ratios of expenses				ment income (loss)
				tal Data:	to average net assets				to average net assets
Paid in	Net			Net
capital	asset			assets,
from	value,			end of	Before		After		Before		After		Portfolio
redemp-	end of	Total		period	fee		fee		fee		fee		turnover
tion fees(1)	period	return‡		(in 000s)	waivers		waivers		waivers		waivers		rate
0.00	$8.59	(21.46)%		$221,360	1.17%		1.10%		1.04%		1.11%		49.72%
0.00	$11.18	(0.02)%		$349,734	1.18%		1.10%		1.20%		1.28%		33.65%
0.00	$11.55	9.82%		$264,705	1.34%		1.10%		0.65%		0.88%		20.55%
0.00	$10.64	7.02	% (2)	$90,803	2.42	% ^	1.10	% ^	(0.57	)% ^	0.75	% ^	33.34	% (2)

0.00	$8.56	(21.63)%		$18,764	1.42%		1.35%		0.75%		0.82%		49.72%
0.00	$11.14	(0.25)%		$31,492	1.43%		1.35%		0.94%		1.02%		33.65%
0.00	$11.51	9.49%		$28,609	1.59%		1.35%		0.41%		0.65%		20.55%
0.00	$10.62	6.77	% (2)	$8,910	2.55	% ^	1.35	% ^	(0.77	)% ^	0.44	% ^	33.34	% (2)

0.00	$8.47	(22.24)%		$11,637	2.17%		2.10%		0.03%		0.11%		49.72%
0.00	$11.03	(1.00)%		$15,688	2.18%		2.10%		0.09%		0.18%		33.65%
0.00	$11.43	8.74%		$8,164	2.34%		2.10%		(0.57)%		(0.30)%		20.55%
0.00	$10.59	6.50	% (2)	$621	3.86	% ^	2.10	% ^	(1.68	)% ^	0.08	% ^	33.34	% (2)

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	31

CENTERSTONE INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from				Less
		investment operations:				distributions:
				Net	Total
	Net	Net		realized	income	From
	asset	invest-		and	(loss) from	net	From
	value,	ment		unreal-	invest-	invest-	net	Total
	beginning	income		ized gain	ment	ment	realized	distribu-
	of period	(loss)**		(loss)	operations	income	gains	tions
Class I
Year Ended March 31, 2020	$10.97	0.16		(2.92)	(2.76)	(0.21)	(0.02)	(0.23)
Year Ended March 31, 2019	$11.82	0.16		(0.62)	(0.46)	(0.15)	(0.24)	(0.39)
Year Ended March 31, 2018	$10.75	0.09		1.18	1.27	(0.03)	(0.17)	(0.20)
Period Ended March 31, 2017*	$10.00	0.03		0.79	0.82	(0.06)	(0.01)	(0.07)

Class A
Year Ended March 31, 2020	$10.96	0.15		(2.93)	(2.78)	(0.18)	(0.02)	(0.20)
Year Ended March 31, 2019	$11.81	0.15		(0.64)	(0.49)	(0.12)	(0.24)	(0.36)
Year Ended March 31, 2018	$10.75	0.06		1.18	1.24	(0.01)	(0.17)	(0.18)
Period Ended March 31, 2017*	$10.00	0.06		0.75	0.81	(0.06)	(0.01)	(0.07)

Class C
Year Ended March 31, 2020	$10.85	0.05		(2.88)	(2.83)	(0.10)	(0.02)	(0.12)
Year Ended March 31, 2019	$11.71	0.05		(0.62)	(0.57)	(0.05)	(0.24)	(0.29)
Year Ended March 31, 2018	$10.73	(0.04)		1.19	1.15	—	(0.17)	(0.17)
Period Ended March 31, 2017*	$10.00	0.00	(1)	0.79	0.79	(0.05)	(0.01)	(0.06)

*	The Fund’s inception date is May 3, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	Not annualized.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

32	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

					Ratios/					Ratios of net invest-
					Supplemen-	Ratios of expenses				ment income (loss)
					tal Data:	to average net assets				to average net assets
Paid in		Net			Net
capital		asset			assets,
from		value,			end of	Before		After		Before		After		Portfolio
redemp-		end of	Total		period	fee		fee		fee		fee		turnover
tion fees		period	return‡		(in 000s)	waivers		waivers		waivers		waivers		rate
0.00	(1)	$7.98	(25.70)%		$65,732	1.30%		1.10%		1.25%		1.45%		30.37%
0.00	(1)	$10.97	(3.78)%		$168,337	1.29%		1.10%		1.22%		1.41%		34.01%
0.00	(1)	$11.82	11.90%		$135,303	1.50%		1.10%		0.33%		0.73%		20.86%
0.00	(1)	$10.75	8.32	% (2)	$40,395	2.91	% ^	1.10	% ^	(1.46	)% ^	0.35	% ^	19.46	% (2)

0.00	(1)	$7.98	(25.84)%		$11,919	1.55%		1.35%		1.15%		1.35%		30.37%
0.00	(1)	$10.96	(4.05)%		$20,619	1.54%		1.35%		1.13%		1.33%		34.01%
0.00	(1)	$11.81	11.53%		$22,772	1.75%		1.35%		0.13%		0.54%		20.86%
0.01		$10.75	8.27	% (2)	$6,510	3.17	% ^	1.35	% ^	(1.18	)% ^	0.65	% ^	19.46	% (2)

0.00	(1)	$7.90	(26.39)%		$1,696	2.30%		2.10%		0.30%		0.50%		30.37%
0.00	(1)	$10.85	(4.83)%		$9,475	2.29%		2.10%		0.22%		0.41%		34.01%
0.00	(1)	$11.71	10.70%		$5,810	2.50%		2.10%		(0.74)%		(0.34)%		20.86%
0.01		$10.73	8.02	% (2)	$1,208	3.90	% ^	2.10	% ^	(1.78	)% ^	0.02	% ^	19.46	% (2)

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	33

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

1.	ORGANIZATION

The Centerstone Investors Fund and the Centerstone International Fund (each a “Fund” and collectively the “Funds”) are each a series of Centerstone Investors Trust, (the “Trust”) a Delaware statutory trust. The Trust is an open-ended management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). Each Fund is a diversified series of the Trust. The Centerstone Investors Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including the US market. The Centerstone International Fund seeks long-term growth of capital by investing in a range of securities and asset classes primarily from foreign (non-US) markets. Centerstone Investors, LLC (the “Advisor”), manages the Funds. The Funds’ inception date was May 3, 2016.

All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies” including FASB Accounting Standards Update ASU 2013-08.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The Funds investments expose the Funds to various risks, certain of which are discussed below. Please refer to each Fund’s prospectus and statement of additional information for a full listing of risks associated with each Fund’s investments.

34	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

a.       Investment Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share as of the close of the New York Stock Exchange (“NYSE”), currently 4:00 pm Eastern Time (“ET”) (the “Valuation Time”), securities traded on one or more securities exchanges for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If no sale price is reported, the mean between the current bid and ask is used. If market quotations are not readily available at a Valuation Time, the Board has approved the use of a fair valuation pricing committee (the “Fair Value Committee”), to which it has delegated certain responsibilities. Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the current mean price on such over-the-counter market, (and if there is only a bid or only an ask price on such date, valuation will be at such bid or ask price for long or short positions, respectively). Debt securities, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available, are generally priced at the current bid price. Debt securities may be valued at prices supplied by the relevant pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Absent special circumstances, valuations for a specific type of instrument will all be made through the same pricing agent.

Exchange-traded options; futures and options on futures are valued at the settlement price determined by the exchange.

The value of foreign currencies and of foreign securities whose value is quoted or calculated in a foreign currency shall be converted into US dollars based on foreign exchange rates provided by a major banking institution(s) or currency dealer(s) selected by the pricing agent providing such price, or by the Fair Value Committee in the case of securities for which the Fair Value Committee provides a fair value determination, at 4:00 pm ET or the nearest time prior to the Valuation Time, at which such foreign currency quotations are available.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	35

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

Money market-type instruments that have a remaining maturity of 60 days or less are valued at bid prices from a pricing vendor, unless the Fair Value Committee believes another valuation is more appropriate.

Forward currency contracts shall be valued at the forward currency contract rates, determined at 4:00 pm ET or the nearest time prior to the Valuation Time, provided by a bank or dealer that the pricing agent or, if applicable, the Fair Value Committee believes to be reliable.

Securities in which the Funds invest may be traded in markets that close before the Valuation Time. Normally, developments that occur between the close of the foreign markets and the Valuation Time will not be reflected in a Fund’s NAV. However, the Funds may determine that such developments are significant that they will affect the value of a Fund’s securities, and the Fund may adjust the previous local closing prices to reflect fair value for these securities as of the Valuation Time. The Trustees have authorized the use of an independent fair valuation service. If the movement in the S&P 500 Index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model to fair value its foreign securities. The values assigned to a Fund’s foreign securities therefore may differ on occasion from reported market values. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined will be valued using alternative market prices provided by a pricing service.

The Trustees and the Advisor believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of the Valuation Time.

Fair Valuation Process – If market quotations are not readily available, or if, in the opinion of the Advisor, the prices or values available do not represent fair value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. The Fair Value Committee is composed of (a) the following standing members: (i) the Trust’s Treasurer or Assistant Treasurer, and (ii) a representative of the Administrator, and (b) on an ad hoc basis, a representative of the Advisor. The Fair Value Committee, at its discretion, may also include the Trust’s Chief Compliance

36	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

Officer. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. The Fair Value Committee may enlist such third party consultants or advisers (such as an accounting firm or Fair Value pricing specialist) as it determines may be desirable, on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Advisor, the prices or values available do not represent the fair value of the instrument based upon factors that may include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination of the closing prices reported on the principal exchange on which they are traded, but prior to the Funds’ calculation of its net asset value; (v) stale prices – securities whose prices have been stale for 20 or more consecutive business days; (vi) mutual funds that do not provide timely NAV information; (vii) interests in a commodity pool or a managed futures pool; and (viii) restricted securities, such as private investments or non-traded securities. The Fair Value Committee may determine the fair value of a restricted security using the following factors: (a) the type of security; (b) the cost at date of purchase; (c) the size and nature of the Fund’s holdings; (d) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (e) information as to any transactions or offers with respect to the security; (f) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	37

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

security for public sale, including commissions; (g) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (h) the level of recent trades of similar or comparable securities; (i) the liquidity characteristics of the security; (j) current market conditions; (k) the market value of any securities into which the security is convertible or exchangeable; (l) the security’s embedded option values; and (m) information about the financial condition of the issuer and its prospects.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant

38	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used for the year ended as of March 31, 2020, for the Funds’ assets and liabilities measured at fair value:

Centerstone Investors Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock #	$92,220,731	$115,401,926	$1,853,799	$209,476,456
Bonds & Notes	—	6,542,533	—	6,542,533
Exchange Traded Fund - Commodity	15,845,347	—	—	15,845,347
Preferred Stock	7,602,158	—	—	7,602,158
Private Investment Fund	—	4,966,688	—	4,966,688
Real Estate Investment Trusts	2,459,020	—	—	2,459,020
Investment Purchased as
Securities Lending Collateral	9,609,096	—	—	9,609,096
Money Market Fund	109,835	—	—	109,835
Forward Foreign Currency Contracts**	—	461,354	—	461,354
Total Assets	$127,846,187	$127,372,501	$1,853,799	$257,072,487

Liabilities - Derivatives
Forward Foreign Currency Contracts**	$—	$19,626	$—	$19,626

Centerstone International Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock #	$10,105,976	$60,508,574	$—	$70,614,550
Exchange Traded Fund - Commodity	3,109,494	—	—	3,109,494
Private Investment Fund	—	2,625,893	—	2,625,893
Investment Purchased as
Securities Lending Collateral	2,940,110	—	—	2,940,110
Forward Foreign Currency Contracts**	—	268,217	—	268,217
Total Assets	$16,155,580	$63,402,684	$—	$79,558,264

Liabilities - Derivatives
Forward Foreign Currency Contracts**	$—	$21,239	$—	$21,239

*	Refer to the Portfolio of Investments for country classification.

#	As of March 31, 2020, foreign common stocks were mostly classified as level 2 securities due to fair value factor pricing by the Fund’s pricing agent.

**	Forward Foreign Currency Contracts are valued at gross unrealized appreciation (depreciation) on the investment.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	39

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

The following is a reconciliation of assets in which level 3 inputs were used in determining value of the security PHI, Inc.:

Common Stock
Beginning Balance 3/31/19	$—
Total realized gain (loss)	—
Unrealized Depreciation	(3,075,285)
Cost of Purchases	4,929,084
Proceeds from Sales	—
Amortization	—
Net transfers in/out of level 3	—
Ending Balance 3/31/20	$1,853,799

Quantitative disclosures of unobservable inputs and assumptions used by the Centerstone Investors Fund are below.

Market Value
Investment	Fair	Valuation	Unobservable	Input	impact if input
Type	Value	Methodology	Input Type	Range	increases
Common	$1,853,799	Ch. 11 Bankruptcy Plan	Equity Value	N/A	Increase
Stock		Equity Value With Discount	Discount for lack of marketability	30%–40%	Decrease

b.	Foreign Currency Translations – The books and records of the Funds are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effect of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

40	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

c.	Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Funds may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Funds may also enter into forward currency contracts as an investment strategy consistent with the Fund’s investment objective.

Funds investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position.

Forward foreign currency contracts outstanding, as of March 31, 2020, are listed after each Fund’s Portfolio of Investments. For the year ended March 31, 2020, the average monthly outstanding currency purchased or sold in US dollars for forward foreign currency contracts totaled $23,769,848 and $18,532,020 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

d.	Options Transactions – The Funds may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	41

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

42	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

e.	Short Sales – The Funds may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, a Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Funds will be required to maintain a segregated account with the Funds’ custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, a Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Funds may also sell short “against the box.” Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	43

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

f.	Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of March 31, 2020:

Location on the Statements of Assets and Liabilities

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on open Forward Foreign Currency Contracts	Unrealized depreciation on open Forward Foreign Currency Contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of March 31, 2020:

Asset Derivatives Investment Value

Currency Contracts
Centerstone Investors Fund Forward Foreign Currency Contracts	$461,354
Centerstone International Fund Forward Foreign Currency Contracts	$268,217

Liability Derivatives Investment Value
Currency Contracts
Centerstone Investors Fund Forward Foreign Currency Contracts	$19,626
Centerstone International Fund Forward Foreign Currency Contracts	$21,239

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency Contracts	Net realized gain (loss) from:
Forward Foreign Currency Contracts
Net change in unrealized appreciation (depreciation) on:
Forward Foreign Currency Contracts
Options purchased	Net realized gain (loss) from: Investments

Realized gain/(loss) on derivatives recognized in the Statements of Operations
	Centerstone	Centerstone
Derivative Investment Type	Investors Fund	International Fund
Forward Foreign Currency Contracts	$(44,894)	$(92,174)
Options purchased – Equity Risk	10,194	5,097
Total	$(34,700)	$(87,077)

44	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Derivative Investment Type	Currency Contracts
Centerstone Investors Fund Forward Foreign Currency Contracts	$450,365
Centerstone International Fund Forward Foreign Currency Contracts	$256,142

g.	Offsetting of Financial Assets and Derivative Assets – The Funds’ policies are to recognize a net asset or liability equal to the unrealized amount on forward foreign currency contracts. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2020.

Centerstone Investors Fund

Assets:		Gross	Net Amounts	Gross Amounts Not Offset
		Amounts	of Assets	in the Statement of
	Gross	Offset in the	Presented in	Assets & Liabilities
	Amounts of	Statement	the Statement		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Forward Foreign Currency Contracts	$461,354	$—	$461,354	$(19,626)	$—	$441,728
Total	$461,354	$—	$461,354	$(19,626)	$—	$441,728

Liabilities:		Gross	Net Amounts	Gross Amounts Not Offset
		Amounts	of Liabilities	in the Statement of
	Gross	Offset in the	Presented in	Assets & Liabilities
	Amounts of	Statement	the Statement		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward Foreign Currency Contracts	$(19,626)	$—	$(19,626)	$19,626	$—	$—
Total	$(19,626)	$—	$(19,626)	$19,626	$—	$—

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	45

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

Centerstone International Fund

Assets:		Gross	Net Amounts	Gross Amounts Not Offset
		Amounts	of Assets	in the Statement of
	Gross	Offset in the	Presented in	Assets & Liabilities
	Amounts of	Statement	the Statement		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received*	Amount
Forward Foreign Currency Contracts	$268,217	$—	$268,217	$(21,239)	$—	$246,978
Total	$268,217	$—	$268,217	$(21,239)	$—	$246,978

Liabilities:		Gross	Net Amounts	Gross Amounts Not Offset
		Amounts	of Liabilities	in the Statement of
	Gross	Offset in the	Presented in	Assets & Liabilities
	Amounts of	Statement	the Statement		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward Foreign Currency Contracts	$(21,239)	$—	$(21,239)	$21,239	$—	$—
Total	$(21,239)	$—	$(21,239)	$21,239	$—	$—

*	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

h.	Lending Portfolio Securities – For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting generally of cash, US Government securities, letters of credit or other collateral as deemed appropriate by the Board of Trustees, in an amount at least equal to the current market value of the loaned securities, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

46	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Each Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, each Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Adviser does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a fund’s loans are concentrated with a single or limited number of borrowers. While there are no limits on the number of borrowers to which each Fund may lend securities, in practice, a Fund may end up lending securities to only one or a small group of borrowers.

Cash collateral may be invested by a Fund in short-term investments including money-market funds. Investment of cash collateral offers the opportunity for a Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	47

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of March 31, 2020:

		Gross	Net Amounts		Gross Amounts Not
		Amounts	of Assets		Offset in the Statement
	Gross	Offset in the	Presented in		of Assets & Liabilities
	Amounts of	Statement	the Statement	Financial	Cash	Net
	Recognized	of Assets &	of Assets &	Instruments	Collateral	Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged	Received*	Assets
Centerstone Investor Fund
Description:
Securities Loaned	$9,200,282	$—	$9,200,282	$—	$9,200,282	$—
Total	$9,200,282	$—	$9,200,282	$—	$9,200,282	$—

Centerstone International Fund
Description:
Securities Loaned	$2,795,964	$—	$2,795,964	$—	$2,795,964	$—
Total	$2,795,964	$—	$2,795,964	$—	$2,795,964	$—

*	The amount does not include excess collateral pledged by the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

The following table breaks out the holdings received as collateral as of March 31, 2020:

Securities Lending Transactions
Overnight and Continuous
Centerstone Investors Fund
State Street Navigator Securities Lending Government Money Market Portfolio	$9,609,096
Centerstone International Fund
State Street Navigator Securities Lending Government Money Market Portfolio	$2,940,110

48	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

i.	Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded soon after the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments using the effective yield method. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. In general, each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

j.	Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	49

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

k.	Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years of 2017 through 2019, or expected to be taken in the Funds’ March 31, 2020 year-end tax returns. The Funds identify their major tax jurisdiction as US Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

l.	Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date.

m.	Class Accounting – Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares of a Fund have equal voting privileges with respect to such Fund except that each class has exclusive voting rights with respect to its service and/or distribution plans. A Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of such Fund.

50	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

n.	Foreign Taxes – Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

o.	Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

p.	Market Risk – The value of each Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Each Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Securities markets may experience long periods of decline in value.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	51

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of a Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

52	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

a.	Management Fees – The Advisor serves as each Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages all business activities of the Funds. As compensation for its services, each Fund pays the Advisor an annualized rate of 0.90% of each Fund’s respective average daily net assets, accrued daily and paid monthly. For the year ended March 31, 2020, the Advisor earned advisory fees of $3,584,522 and $1,661,352 for the Centerstone Investors Fund and Centerstone International Fund, respectively. The Trust’s interested Trustee and other officers are also officers of the Advisor.

Pursuant to an operating expense limitation agreement between the Advisor and the Trust, the Advisor has agreed to waive its fees and/ or expenses for each Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for a Fund does not exceed 1.35%, 2.10% and 1.10%, of such Fund’s average net assets, for Class A, Class C and Class I shares, respectively, through July 31, 2021. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Advisor is permitted to receive reimbursement from such Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or paid; and (2) the reimbursement may not be made if it would cause the expense limitation currently in effect or in effect at the time of the waiver or payment, whichever is lower, to be exceeded.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	53

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

During the year ended March 31, 2020, the Advisor waived fees totaling $296,599 and $370,304 for the Centerstone Investors Fund and Centerstone International Fund, respectively. As more fully described above, waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or paid.

The following amounts are subject to recapture by the Funds until the following dates:

	3/31/2021	3/31/2022	3/31/2023
Centerstone Investors Fund	$467,447	$287,829	$296,599
Centerstone International Fund	430,467	349,834	370,304

b.	Distributor – The Distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares. The Plan provides for the monthly payment of a combined shareholder servicing and distribution fee (“Rule 12b-1 Fee”) to the Distributor at an annualized rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A and Class C shares, respectively. Class I shares do not pay Rule 12b-1 Fees. For the year ended March 31, 2020, the Funds incurred distribution Fees of $241,154 and $126,843 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended March 31, 2020:

	Underwriting	Amount Retained
Fund	Commissions	by Underwriter
Centerstone Investors Fund
Class A	$66,958	$5,371
Class C	36,435	1,554
Centerstone International Fund
Class A	8,737	638
Class C	13,050	5,754

54	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

c.	Administration, Fund Accounting and Transfer Agency Fees

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Funds. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Funds, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Funds. Under the terms of such agreement, NLCS receives customary fees from the Funds. An officer of the Funds is also an officer of NLCS, and is not paid any fees directly by the Funds for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

d.	Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive a quarterly fee of $15,000. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	55

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended March 31, 2020 were as follows:

	Purchases	Sale Proceeds
	(excluding	(excluding	Purchases of	Proceeds of
	US Government	US Government	US Government	US Government
Fund	Securities)	Securities)	Securities	Securities
Centerstone Investors Fund	$175,751,831	$230,604,984	$23,880,013	$41,563,118
Centerstone International Fund	50,435,275	135,423,960	14,428,591	28,881,559

5.	SHARES OF BENEFICIAL INTEREST

At March 31, 2020, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year ended March 31, 2020:

				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares

	Class I Shares
Centerstone Investors Fund	6,260,461	565,616	(12,348,242)	(5,522,165)
Centerstone International Fund	2,973,425	272,886	(10,362,196)	(7,115,885)

	Class A Shares
Centerstone Investors Fund	512,873	57,761	(1,206,571)	(635,937)
Centerstone International Fund	260,427	28,578	(676,569)	(387,564)

	Class C Shares
Centerstone Investors Fund	310,199	17,793	(376,811)	(48,819)
Centerstone International Fund	77,234	7,786	(743,418)	(658,398)

56	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $331,921,900 and $111,041,813 for the Centerstone Investors Fund and Centerstone International Fund, respectively, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
	Appreciation	Depreciation	(Depreciation)
Centerstone Investors Fund	$9,633,415	$(84,963,397)	$(75,329,982)
Centerstone International Fund	3,022,782	(34,795,787)	(31,773,005)

The tax character of Fund distributions paid for the years ended March 31, 2020 and March 31, 2019 were as follows:

For fiscal year	Ordinary	Long-Term	Return of
ended 3/31/2020	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$7,627,032	$1,689,604	$—	$9,316,636
Centerstone International Fund	4,142,828	229,757	$—	4,372,585

For fiscal year	Ordinary	Long-Term	Return of
ended 3/31/2019	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$7,250,929	$4,893,518	$—	$12,144,447
Centerstone International Fund	3,734,840	3,406,403	$—	7,141,243

The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $668,274 and $489,827 for year ended March 31, 2020 for the Centerstone Investors Fund and Centerstone International Fund, respectively, which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	57

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

As of March 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Centerstone Investors Fund

Total
Undistributed	Undistributed	Post October		Other	Unrealized	Accumulated
Ordinary	Long-Term	Loss and	Capital Loss	Book/Tax	Appreciation/	Earnings/
Income	Capital Gains	Late Year Loss	Carry Forwards	Differences	(Depreciation)	(Deficits)
$452,191	$—	$(14,895,664)	$—	$—	$(75,333,888)	$(89,777,361)

Centerstone International Fund
Total
Undistributed	Undistributed	Post October		Other	Unrealized	Accumulated
Ordinary	Long-Term	Loss and	Capital Loss	Book/Tax	Appreciation/	Earnings/
Income	Capital Gains	Late Year Loss	Carry Forwards	Differences	(Depreciation)	(Deficits)
$188,477	$—	$(12,101,266)	$(2,456,589)	$—	$(31,775,126)	$(46,144,504)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on regulated futures contracts, open forward foreign currency contracts, and adjustments for real estate investment trusts, partnerships, grantor trusts and defaulted income securities.

The unrealized appreciation (depreciation) in the table above includes net unrealized foreign currency losses of $3,906 for the Centerstone Investors Fund and $2,121 for the Centerstone International Fund.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Centerstone Investors Fund	$14,895,664
Centerstone International Fund	12,101,266

58	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2020

At March 31, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Centerstone Investors Fund	$—	$—	$—
Centerstone International Fund	1,948,756	507,833	2,456,589

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, resulted in reclassifications for the Funds for the year ended March 31, 2020 as follows:

	Paid in	Accumulated
	Capital	Earnings (Losses)
Centerstone Investors Fund	$(1)	$1
Centerstone International Fund	(6,920)	6,920

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption occurs. For the year ended March 31, 2020, the Centerstone Investors Fund and the Centerstone International Fund assessed $26,948 and $1,215 in redemption fees, respectively.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the outstanding voting securities of a Fund creates the presumption of control of the Fund, under Section 2(a)(a) of the 1940 Act. As of March 31, 2020, Charles Schwab & Co. Inc. held in omnibus accounts for the benefit of others approximately 25% and 34% of the outstanding voting securities of the Centerstone Investors Fund and Centerstone International Fund, respectively.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	59

TO THE SHAREHOLDERS OF CENTERSTONE INVESTORS FUND

AND CENTERSTONE INTERNATIONAL FUND

AND BOARD OF TRUSTEES OF CENTERSTONE INVESTORS TRUST

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Centerstone Investors Trust, comprising Centerstone Investors Fund and Centerstone International Fund (the “Funds”) as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

60	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, brokers, and counterparty. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 22, 2020

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	61

CENTERSTONE INVESTORS

FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transactional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual-Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period.”

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

62	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

FUNDS’ EXPENSES (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual(1)		(5% return before expenses)
				Expenses		Expenses
	Fund’s	Beginning	Ending	Paid During	Ending	Paid During
	Annualized	Account	Account	Period*	Account	Period*
	Expense	Value*	Value	10/1/19–	Value	10/1/19–
	Ratio	10/1/19	3/31/20	3/31/20	3/31/20	3/31/20
Class I:
Investors Fund	1.10%	$1,000.00	$771.00	$4.87	$1,019.50	$5.55
International Fund	1.10%	$1,000.00	$735.60	$4.77	$1,019.50	$5.55

Class A:
Investors Fund	1.35%	$1,000.00	$770.50	$5.98	$1,018.25	$6.81
International Fund	1.35%	$1,000.00	$734.90	$5.86	$1,018.25	$6.81

Class C:
Investors Fund	2.10%	$1,000.00	$767.20	$9.28	$1,014.50	$10.58
International Fund	2.10%	$1,000.00	$732.70	$9.10	$1,014.50	$10.58

(1)	Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days and divided by 366 (to reflect the one-half year period).

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	63

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Renewal of Investment Advisory Agreement —

Centerstone Investors Fund and Centerstone International Fund

At a quarterly meeting held on March 3, 2020, the Board of Trustees (the “Board”) of Centerstone Investors Trust (the “Trust”) (including a majority of those trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)) considered the renewal of the investment advisory agreement (the “Agreement”) between Centerstone Investors, LLC (“Centerstone” or the “Adviser”) and the Trust, on behalf of each of its series, the Centerstone Investors Fund (the “Investors Fund”) and the Centerstone International Fund (the “International Fund”) (each a “Fund” and collectively, the “Funds”), respectively.

In connection with the Board’s consideration of the renewal of the Agreement with respect to each of the Funds, the Board received written materials in advance of the meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Funds by Centerstone; (ii) a description of Centerstone’s investment management and other personnel and their background and experience; (iii) an overview of Centerstone’s operations and financial condition; (iv) a comparison of each Fund’s advisory fee and overall expenses with those of comparable mutual funds selected by an independent third party provider of mutual fund data; (v) performance information for comparable mutual funds and for comparatively managed accounts, if any; (vi) the level of profitability from Centerstone’s relationship with the Funds; (vii) a description of Centerstone’s brokerage practices (including any soft dollar arrangements); and (viii) Centerstone’s compliance policies and procedures, including policies and procedures for personal securities transactions and with respect to cybersecurity and business continuity. At the meeting at which the renewal of the Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the

64	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser to the Funds, including quarterly performance reports prepared by management containing reviews of investment results. The information received and considered by the Board in connection with the March meeting and throughout the year was both written and oral.

Throughout the process, the Board had the opportunity to ask questions of and request additional information from Centerstone. The Board was assisted by legal counsel for the Trust and the Independent Trustees were also assisted by independent legal counsel throughout the process. Prior to and during the meeting at which the Board considered the Agreement, the Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present. The Independent Trustees also received a memorandum from independent counsel discussing the legal standards for their consideration of the Agreement. In approving the Agreement with respect to each of the Funds, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.

Nature, Extent and Quality of Services. Prior to the Meeting, the Board had reviewed information and materials provided by Centerstone related to the Agreement with the Trust, including the Agreement, Centerstone’s Form ADV, a description of the firm and its organizational and management structure, Centerstone’s operational and regulatory history, the manner in which investment decisions are made and executed, Centerstone’s financial condition and ability to provide the services required under the Agreement, an overview of the personnel that perform services for the Funds, and Centerstone’s compliance policies and procedures, which had been reasonably designed to prevent violations of the federal securities laws. The

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CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Board also considered Centerstone’s risk management processes, liquidity management and its policies and procedures with respect to cybersecurity and business continuity. The Board also noted that, on a regular basis, it receives information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including a Code of Ethics. The Board considered that Centerstone is responsible for the management of the day-to-day operations of the Funds, including but not limited to, monitoring and reviewing the activities of the Trust’s third-party service providers. The Board considered that the Trust’s CCO noted no material compliance issues since the Trust’s inception. The Board considered Centerstone’s level of staffing and its overall resources and received information regarding Centerstone’s compensation program. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Funds.

The Board considered Centerstone’s investment processes and philosophies. The Board took into account that Centerstone’s responsibilities include the development and maintenance of an investment program for each of the Funds that is consistent with each Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to performance of these services. The Board also reviewed information with respect to Centerstone’s brokerage policies and practices, including with respect to best execution and soft dollars.

The Board concluded that Centerstone had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Agreement and that the Adviser was able to provide a high quality of services under the Agreement with respect to each Fund.

66	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Performance. Among other data, the Board considered a report prepared by an independent third party provider of mutual fund data (the “Independent Fund Data Provider”) that included each Fund’s performance, as compared to a group of funds selected by that provider as employing similar investment strategies as that Fund (the “performance peer group”), as well as to a larger group of funds (the “performance peer universe”) and to its respective benchmark index. The Board noted that while it found the data provided by the Independent Fund Data Provider generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the performance peer group.

Among other data, the Board noted that the Investor Fund’s performance was below the median of its performance peer group, performance peer universe and benchmark for the one-year period ended December 31, 2019 and for the period since inception through December 31, 2019. The Board noted that the International Fund’s performance was below the median of its performance peer group, performance peer universe and benchmark for the one-year period ended December 31, 2019 and below its benchmark for the period since inception through December 31, 2019. The Board noted the qualifications and experience of the portfolio manager for the Funds, including his positive long-term performance returns with respect to registered investment companies that he had previously managed. The Board took into account Centerstone’s discussion of the performance of each of the Funds relative to the performance of the funds in its performance peer group and the performance of the benchmark, including the differences between each Fund’s investment strategy and the strategy of the category in which the Independent Fund Data Provider had placed it and the impact of the Adviser’s investment style and the current market environment on each Fund’s performance relative to its peers and benchmark. The Board also took into account the Funds’ relative performance compared to other funds deemed comparable to the Funds by the Adviser. The Board also took into account the relatively short performance record with respect to each of the Funds, including in view of the long-term investment strategy of the Adviser.

The Board concluded that the overall performance of each of the Funds was being monitored and addressed, where appropriate.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	67

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Fees and Expenses. The Board reviewed comparative information prepared by the Independent Fund Data Provider, including, among other data, each Fund’s advisory fees and total expenses as compared to the fees and expenses of similarly situated investment companies deemed by the Independent Fund Data Provider to be comparable to the Funds. Among other information, the Board considered each Fund’s ranking within a smaller group of peer funds chosen by the Independent Fund Data Provider (the “expense peer group”), as well as each Fund’s ranking within a broader group of funds (the “expense universe”). The Board noted that the Investors Fund’s actual advisory fee (net of any fee waiver) and total net expenses were above its expense peer group median for the 12-month period ended December 31, 2019. The Board noted that the International Fund’s actual advisory fee (net of any fee waiver) was at its expense peer group median and the Fund’s total net expenses were above its expense peer group median for the 12-month period ended December 31, 2019. The Board took into account Centerstone’s discussion of the Funds’ expenses, including differences between the amount of those expenses and the expenses borne by the funds in the respective expense peer groups, as well as the impact of the Funds’ current asset size, as well as the size of the fund complex on expenses. The Board also noted actions taken by the Adviser in the past to reduce the Funds’ operating expenses. The Board noted that Centerstone also has agreed to waive fees and/or reimburse expenses with respect to the Funds. The Board noted that Centerstone did not manage any comparable accounts. The Board concluded that the compensation payable under the Agreement with respect to each of the Funds was fair and reasonable in light of the services to be provided and such matters as the Independent Trustees considered to be relevant.

Profitability. The Board considered Centerstone’s profitability based on current asset levels and whether such profits were reasonable in light of the services Centerstone provided to the Funds. The Board reviewed a profitability analysis prepared by Centerstone, and noted the costs of managing the Funds. The Board also took into account the risks that the Adviser assumes as Adviser including entrepreneurial, operational, reputational, litigation and regulatory risk. The Board considered that Centerstone was waiving and/or reimbursing Fund operating expenses, The Board concluded that Centerstone’s level of profitability, if any, from its relationship with the Funds was not excessive.

68	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ advisory fee levels reflected economies of scale for the benefit of shareholders. The Board considered that while expenses of managing each of the Funds as a percentage of assets under management are expected to decrease as the Funds’ assets grow, at current asset levels, economies of scale are not a relevant consideration. The Board noted that it would revisit whether economies of scale exist in the future after the Funds had achieved sufficient size. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.

Other Benefits. The Board also considered the character and amount of other direct and indirect benefits received by Centerstone from its relationship with the Funds. The Board concluded that potential “fall-out” benefits that Centerstone might receive, such as reputational benefits or increased ability to obtain research services, were reasonable and might, in some cases, benefit the Funds.

Conclusion. Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that approval of the Agreement with respect to each Fund would be in the best interest of each Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the renewal of the Agreement with respect to each Fund.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	69

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 877.314.9006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 877.314.9006.

70	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

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CENTERSTONE INVESTORS TRUST

PRIVACY NOTICE	February 2016

FACTS	WHAT DOES CENTERSTONE INVESTORS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

	w	Social Security number and wire transfer instructions

	w	account transactions and transaction history

	w	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons CENTERSTONE INVESTORS TRUST chooses to share; and whether you can limit this sharing.

Does Centerstone
Reasons we can share your	Investors Trust	Can you limit
personal information	share information?	this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes – to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?     Call 402.493.4603

72	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

CENTERSTONE INVESTORS TRUST

PRIVACY NOTICE

WHAT WE DO

How does Centerstone Investors Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Centerstone Investors Trust collect my personal information?	We collect your personal information, for example, when you

	w	open an account or deposit money

	w	direct us to buy securities or direct us to sell your securities

	w	seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I	Federal law gives you the right to limit only:
limit all sharing?
	w	sharing for affiliates’ everyday business purposes – information about your creditworthiness.

	w	affiliates from using your information to market to you.

	w	sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	w	CENTERSTONE INVESTORS TRUST has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	w	CENTERSTONE INVESTORS TRUST does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	w	CENTERSTONE INVESTORS TRUST does not jointly market.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	73

TRUSTEES & OFFICERS

Independent Trustees

			Number of
			Portfolios	Other
			in Fund	Directorships
			Complex	held by Trustee
Name,	Position/	Principal Occupation	Overseen	During the
Year of Birth	Term of Office*	During the Past Five Years	by Trustee	Past Five Years
Paul Coghlan 1945	Independent Trustee since Mar. 2016.	CFO, Linear Technology Corp. (Dec. 1986–Jun. 2015).	2	None
Felix Rivera 1963	Independent Trustee since Mar. 2016.	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy) (Jan. 2011–present).	2	BlueArc Multi-Strategy Fund (2014–2017); Advisors Preferred Trust (since 2012).
Anita K. Krug 1969	Independent Trustee since Mar. 2016.	Dean (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018–2019) University of Washington Bothell; Interim Dean (2017–2018), Professor (2016–2019), Associate Professor (2014–2016); and Assistant Professor (2010–2014), University of Washington School of Law.	2	Altegris KKR Commitments Master Fund (since 2014); Two Roads Shared Trust (since 2012).

74	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

TRUSTEES & OFFICERS

Interested Trustees and Officers

Number of
			Portfolios	Other
			in Fund	Directorships
			Complex	held by Trustee
Name,	Position/	Principal Occupation	Overseen	During the
Year of Birth	Term of Office*	During the Past Five Years	by Trustee	Past Five Years
Abhay Deshpande** 1970	Trustee, President and Chief Executive Officer since Jan. 2016.	Founder & CIO of the Advisor (2015–present); Portfolio Manager, First Eagle Investment Management, LLC (2007–2014).	2	None
Philip Santopadre 1977	Treasurer, Secretary and Chief Financial Officer since Mar. 2016.	COO, CFO and CCO of the Advisor (Mar. 2016–present); Treasurer, First Eagle Funds and First Eagle Variable Funds (Sept. 2005–Mar. 2016); Vice President, First Eagle Investment Management, LLC (Jul. 2006–Mar. 2016).	N/A	N/A
Brian Curley 1976	Assistant Treasurer since Mar. 2016.	Vice President, Gemini Fund Services, LLC.	N/A	N/A
Jennifer Farrell 1969	Assistant Secretary since Mar. 2016.	Manager, Legal Administration, Gemini Fund Services, LLC.	N/A	N/A
James Ash 1976	Chief Compliance Officer since Oct. 2019***.	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017–2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012–2017).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Abhay Deshpande is an “interested person” of the Trust as that term is defined under the 1940 Act because of his affiliation with Centerstone Investors LLC, the Funds’ Advisor.

***	Effective October 1, 2019, Mr. Ash was appointed as the Chief Compliance Officer of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 877.314.9006.

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	75

CENTERSTONE INVESTORS

Investment Advisor

Centerstone Investors, LLC

135 Fifth Avenue

Suite 3

New York, NY 10010

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, OH 44115

Legal Counsel

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

4221 North 203rd Street

Suite 100

Elkhorn, NE 68022

Distributor

Northern Lights Distributors, LLC

4221 North 203rd Street

Suite 100

Elkhorn, NE 68022

76	Centerstone Investors ♦ Annual Report ♦ March 31, 2020

Centerstone Investors ♦ Annual Report ♦ March 31, 2020	77

CENTERSTONE
INVESTORS

Centerstone Investors • 135 Fifth Avenue, Suite 3 • New York, New York 10010
212.503.5790 • **centerstoneinv.com** • in

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $29,000

2019 - $27,500

(b)	Audit-Related Fees

2020 - None

2019 - None

(c)	Tax Fees

2020 - $7,000

2019 - $7,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2020 2019

Audit-Related Fees:     0.00% 0.00%

Tax Fees:     0.00% 0.00%

All Other Fees:    0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 – $7,000

2019 – $7,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Centerstone Investors Trust

By (Signature and Title)

/s/ Abhay Deshpande

Abhay Deshpande, Principal Executive Officer/President

Date 6/3/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Abhay Deshpande

Abhay Deshpande, Principal Executive Officer/President

Date 6/3/20

By (Signature and Title)

/s/ Philip Santopadre

Philip Santopadre, Treasurer/Principal Financial Officer

Date 6/3/20